UNINCORPOATED ARRANGEMENT SMM FUNDING ARRANGEMENT	12 Months Ended
Dec. 31, 2023
Joint Arrangements [Abstract]
Unincorporated Arrangement and SMM Funding Arrangement	Unincorporated Arrangement and SMM Funding Arrangement
The Company is a 70% partner in the Côté Gold project, an unincorporated joint venture (“UJV”) formed with SMM to construct and operate the Côté Gold mine. The UJV is governed by the Côté Gold Joint Venture Agreement (“UJV agreement”). The UJV agreement gives the Company and SMM interests and obligations in the underlying assets, liabilities, revenues and expenses.
On December 19, 2022, the Company announced it had entered into an amendment of the UJV agreement with SMM. Under the amended UJV agreement, commencing in January 2023, SMM contributed the maximum $250.0 million of the Company's funding obligations to the Côté Gold project. As a result of SMM funding such amounts, the Company transferred 9.7% of its interest in the Côté Gold project to SMM (the "Transferred Interests"). SMM will not make any further contributions on behalf of the Company.
SMM contributed an incremental $77.1 million during the year ended December 31, 2023 based on its increased 9.7% ownership.
The Company has a right to repurchase the Transferred Interests on six dates between May 31, 2024 and November 30, 2026, to return to its full 70% interest in the Côté Gold project. (the "Repurchase Option"). The Company may exercise the repurchase option through the payment of the aggregate amounts contributed by SMM on behalf of the Company, totaling $250.0 million, plus any incremental contributions made, and less incremental gold production received by SMM based on its increased ownership, up to achieving commercial production. SMM will retain the net proceeds or payments corresponding to its increased ownership from the achievement of commercial production up to the repurchase of the Transferred Interest.
Up to the earlier of the Company exercising the Repurchase Option and November 30, 2026, the Company has to pay a repurchase option fee to SMM on the terms set forth in the amended UJV agreement. The fee accrued during 2023 will be included in the amount payable on the exercise of the Repurchase Option. Commencing in 2024, the fee will be payable in cash on a quarterly basis.
The amendment to the Côté Gold UJV also includes changes to the operator fee, the governance structure, including increasing the approval threshold of the Oversight Committee for annual budgets and unbudgeted expenditures above specified amounts. IAMGOLD’s rights on the Oversight Committee are maintained and IAMGOLD remains as the operator.
The transaction is accounted for as a financial liability under IFRS 15, as control is not deemed to pass to SMM due to the Company’s right to exercise the Repurchase Option in the future. As a result, the Company will continue to account for a 70% interest in the UJV as the Transferred Interest was not recorded as a sale.
The Côté repurchase option liability as at December 31, 2023 consists of:

	Notes
Balance, December 31, 2022		$—
Funding obligations contributed by SMM		250.0
Incremental funding by SMM due to increased ownership		77.1
Repurchase option fees[1]	31	23.7
Côté Gold repurchase price at December 31, 2023		350.8
Deferred cost on waiver of operator fee		(6.5)
Amortization of deferred operator fee		1.0
Balance, December 31, 2023		$345.3
1.Repurchase option fees of $23.7 million was capitalized to Côté Gold construction in progress.